UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2022 (the “Closing Date”), Armstrong World Industries, Inc. (“AWI”) entered into a second amended and restated credit agreement (the “Second Amended and Restated Credit Agreement”), by and among AWI, certain subsidiaries of AWI identified therein as guarantors, Bank of America, N.A., as the administrative agent, the collateral agent, a letter of credit issuer and the swing line lender, Citizens Bank, N.A., Manufacturers & Traders Trust Company, PNC Bank, National Association, TD Bank, N.A., and Truist Bank, as co-syndication agents, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, and First National Bank of Pennsylvania, as co-documentation agents, BofA Securities, Inc., Citizens Bank, N.A., Manufacturers & Traders Trust Company, PNC Capital Markets,

LLC, TD Bank, N.A., and Truist Securities, Inc., as joint lead arrangers and joint bookrunners and the other lenders and letter of credit issuers party thereto. The Second Amended and Restated Credit Agreement amends, restates and is given in substitution of that certain amended and restated credit agreement, dated as of April 1, 2016, as amended, among AWI, certain subsidiaries of AWI, as the guarantors thereunder, Bank of America, N.A., as the administrative agent, and the other lenders and institutions from time to time party thereto (the “2016 Credit Agreement”).

The Second Amended and Restated Credit Agreement provides AWI with a $500 million revolving credit facility (the “Revolving Credit Facility”), with sublimits for letters of credit and swing line loans, and a $450 million term loan (the “Term Loan”). The Revolving Credit Facility and the Term Loan are referred to as the “Amended and Restated Credit Facilities.” The Revolving Credit Facility and the Term Loan are scheduled to mature on December 7, 2027. The Second Amended and Restated Credit Agreement provides for an uncommitted accordion feature that allows AWI to request the existing lenders or third party financial institutions to provide additional capacity in the form of increased revolving credit commitments, incremental term loans, other revolving credit commitments or a new term loan or loans, in an amount which, when taken together with the amount of incremental equivalent debt, would not, in the aggregate, exceed the sum of (a) an amount equal to the greater of (i) $375,000,000, and (ii) 100% of consolidated EBITDA for the period of the four fiscal quarters most recently ended on or prior to such date for which AWI has delivered certain financial statements, plus (b) additional amounts such that, after giving effect to the incurrence of the then-contemplated incremental loan facility or incremental equivalent debt on a pro forma basis (and assuming for such purposes that such incremental loan facility or incremental equivalent debt is fully drawn), the consolidated net secured leverage ratio would be less than 3.00:1.00.

On December 7, 2022, the signing date of the Second Amended and Restated Credit Agreement, AWI borrowed the full Term Loan amount and $215,000,000 under the Revolving Credit Facility, and used the proceeds to repay all existing debt under the 2016 Credit Agreement.

Borrowings (other than swing line loans) under the Second Amended and Restated Credit Facilities will bear interest at a rate per annum equal to a floating rate, which will be, at AWI’s option, a base rate (per annum) or rate (per annum) equal to term SOFR (“Term SOFR”) (with a Term SOFR floor of 0%) for the relevant interest period, plus, in the case of Term SOFR borrowings, 0.10%, and plus, in the case of the base rate and Term SOFR borrowings, an applicable margin determined in accordance with the provisions of the Second Amended and Restated Credit Agreement. The base rate will be the highest of (a) the prime rate of Bank of America, N.A., (b) the federal funds effective rate plus 1/2 of 1.00% and (c) one month Term SOFR plus 1.00%, with a base rate floor of 0%. The initial applicable margin for borrowings under the Revolving Credit Facility and the Term Loan will be 0.625% with respect to base rate borrowings and 1.625% with respect to Term SOFR borrowings, with such applicable margins subject to adjustment based on AWI’s consolidated net leverage ratio (ranging from 2.125% to 1.375% for Term SOFR borrowings and from 1.125% to 0.375% for base rate borrowings). In addition to paying interest on outstanding principal under the Second Amended and Restated Credit Agreement, AWI will pay a commitment fee to the lenders under the Revolving Credit Facility in respect of the unutilized commitments thereunder, at an initial rate equal to 0.20% per annum, subject to adjustment based on AWI’s consolidated net leverage ratio (ranging from 0.300% to 0.200%). AWI must also pay customary letter of credit and agency fees.

The Second Amended and Restated Credit Agreement requires AWI to prepay, subject to certain exceptions, outstanding term loans with (i) 100% of the net cash proceeds of all non-ordinary course asset sales or other dispositions of property (including casualty and condemnation events) in excess of an aggregate of $25 million in any fiscal year, subject to reinvestment rights and certain other exceptions, and (ii) 100% of the net cash proceeds of indebtedness that is not permitted to be incurred under the Second Amended and Restated Credit Agreement. Additionally, such agreement requires that if at any time the aggregate amount of outstanding revolving loans exceeds the commitment amount, the amount of outstanding letters of credit exceeds the letter of credit sublimit or the amount of outstanding swing lines exceeds the swing line sublimit, AWI will be required (subject to certain conditions) to prepay outstanding loans under the Revolving Credit Facility or cash collateralize letters of credit in an amount equal to such excess.

AWI may voluntarily reduce the unutilized portion of the commitment amount and prepay outstanding loans under the Revolving Credit Facility or outstanding term loans, without premium or penalty other than customary “breakage” costs with respect to Term SOFR loans.

The Term Loan shall be repayable in consecutive quarterly installments on the last day of each calendar quarter, beginning on March 31, 2024, with each such installment in an amount equal to 1.25% of the sum of (i) the original principal amount of the Term Loan outstanding on the Closing Date, plus (ii) the original principal amount of any incremental add-on term loans related to the Term Loan, and with the balance of the Term Loan due on the maturity date of the Term Loan. The outstanding principal amount of the incremental term loans under each incremental term loan facility (including any incremental add-on term loans related to such incremental term loans) shall be (subject to certain conditions) repayable pursuant to the documentation governing such incremental term loan facility.

All obligations under the Second Amended and Restated Credit Agreement are guaranteed by each of AWI’s wholly-owned domestic subsidiaries (other than certain excluded subsidiaries) that individually, or together with its subsidiaries on a consolidated basis, has assets of more than $25 million. All obligations under the Second Amended and Restated Credit Agreement, and guarantees of those obligations, are secured, subject to certain exceptions, by the following assets:

• A pledge of 100% of the capital stock and other equity interests of all material domestic subsidiaries, direct and indirect, of AWI (other than certain excluded subsidiaries). Material domestic subsidiaries are domestic subsidiaries (other than certain excluded subsidiaries) that individually, or together with their respective subsidiaries on a consolidated basis, have assets of more than $25 million.

• A pledge of 65% of the voting capital stock and other equity interests of all material first-tier foreign subsidiaries, direct and indirect, of AWI, subject to certain exceptions. Material first-tier foreign subsidiaries are Armstrong World Industries Canada Ltd. and any other first-tier foreign subsidiary that individually, or together with its subsidiaries on a consolidated basis, has assets of more than $25 million (other than foreign subsidiaries organized under the laws of the People’s Republic of China or Russia, any other foreign subsidiary if a pledge of such foreign subsidiary’s capital stock would violate any law or be expected to have an adverse effect on such foreign subsidiary’s business, and any insurance subsidiary).

• A grant of a security interest in substantially all personal property of AWI and its material domestic subsidiaries (other than certain excluded subsidiaries), including all accounts, contract rights, deposit accounts, chattel paper, insurance proceeds, inventory, investments and financial assets, general intangibles, intellectual property, licenses and machinery and equipment (the security interests are limited to those which may be perfected by the filing of financing statements under the Uniform Commercial Code or, in the case of intellectual property, filings with the United States Office of Patents and Trademarks or the United States Copyright Office), subject to certain exceptions (including with respect to the above-referenced 65% (rather than 100%) pledges).

• All proceeds of the foregoing.

The Second Amended and Restated Credit Agreement contains a number of covenants that, among other things and subject to certain significant exceptions, restrict AWI’s ability and the ability of its subsidiaries to:

• Incur additional indebtedness.

• Pay dividends on AWI’s capital stock or redeem, repurchase or retire AWI’s capital stock or indebtedness.

• Make investments, loans, advances or acquisitions.

• Create restrictions on the payment of dividends or other amounts to AWI from its subsidiaries.

• Engage in transactions with AWI’s affiliates.

• Sell assets, including capital stock of AWI’s subsidiaries.

• Consolidate or merge.

• Create liens.

• Enter into sale and lease back transactions.

In addition, the Second Amended and Restated Credit Agreement requires AWI to comply with certain financial ratio maintenance covenants.

The Second Amended and Restated Credit Agreement also contains customary affirmative covenants and events of default, including a cross-default provision in respect of any other indebtedness that has an aggregate principal amount exceeding $50 million.

The description of the Second Amended and Restated Credit Agreement set forth under this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Credit Agreement, which is attached hereto as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Exchange Act. Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of the Company, including the consummation of the Sale, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the Company’s management, and are subject to uncertainty and changes in circumstances. This includes both annual guidance and five-year growth targets which represent internal company estimates at a five-year compounded annual growth rate. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the business of the Company. More detailed information about certain of these and other factors may be found in filings by the Company with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K in the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Various factors could cause actual results to differ from those set forth in the forward-looking statements including, without limitation, the risk that the anticipated benefits from the Sale may not be fully realized or may take longer to realize than expected. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 10.1

Second Amended and Restated Credit Agreement, dated as of December 7, 2022, by and among Armstrong World Industries, Inc., as Borrower, certain subsidiaries of Armstrong World Industries, Inc. identified therein, as the Guarantors, Bank of America, N.A., as the administrative agent, the collateral agent, a letter of credit issuer and the swing line lender, Citizens Bank, N.A., Manufacturers & Traders Trust Company, PNC Bank, National Association, TD Bank, N.A. and Truist Bank, as co-syndication agents, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, and First National Bank of Pennsylvania, as co-documentation agents, BofA Securities, Inc., Citizens Bank, N.A., Manufacturers & Traders Trust Company, PNC Capital Markets, LLC, TD Bank, N.A., and Truist Securities, Inc., as joint lead arrangers and joint bookrunners and the other lenders and letter of credit issuers party thereto

No. 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Austin K. So
Austin K. So
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: December 12, 2022